METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED NOVEMBER 8, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

BLACKROCK BOND INCOME PORTFOLIO and BLACKROCK DIVERSIFIED PORTFOLIO

In the section entitled “Portfolio Managers,” the information pertaining to BlackRock Bond Income Portfolio and BlackRock Diversified Portfolio (the “Portfolios”) is amended to reflect that, effective immediately, Bob Miller is one of the portfolio managers of the Portfolios. As of September 30, 2011, Mr. Miller managed no other accounts for BlackRock Advisors, LLC or any of its affiliates, including registered investment companies and other pooled investment vehicles. Furthermore, Mr. Miller beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.